UBS PACESM Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

UBS PACE Global Fixed Income Investments

UBS PACE Large Co Value Equity Investments

UBS PACE Large Co Growth Equity Investments

UBS PACE Small/Medium Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C, and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

June 1, 2007

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds. Each of the following changes is discussed in more detail below: (I) UBS PACE Large Co Growth Equity Investments – one of the fund's three sub-advisors has been changed; (II) UBS PACE Municipal Fixed Income Investments – the fund's benchmark has been changed to a more diversified index; (III) UBS PACE Small/Medium Co Growth Equity Investments – a sub-advisor has changed its name; (IV) UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments – investment policies have been changed to permit increased, but limited, investment in non-US securities; and (V) UBS PACE Global Fixed Income Investments – a person has left one sub-advisor's portfolio management team.

I.  UBS PACE Large Co Growth Equity Investments

Wellington Management Company, LLP ("Wellington Management") has been appointed to serve as an investment advisor to the fund as a replacement for another one of the fund's investment advisors.

A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the ongoing review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") replaced GE Asset Management Incorporated, which sub-advised a portion of the fund's portfolio until May 31, 2007 with a new investment advisor, Wellington Management. Wellington Management has assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to manage portions of the fund's portfolio as allocated by UBS Global AM. Wellington Management and its investment strategies are described in greater detail below.

Item No. ZS303

As a result of these changes, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

The section captioned "Principal investment strategies" on page 50 of the Multi-Class Prospectus and on page 52 of the Class P Prospectus is revised by replacing the first sentence of the third full paragraph with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA FM") and Wellington Management Company, LLP ("Wellington Management") to serve as the fund's investment advisors.

The fourth full paragraph of the section captioned "Principal investment strategies" on page 50 of the Multi-Class Prospectus and page 52 of the Class P Prospectus is deleted in its entirety and replaced with the following:

In managing its portion of the fund, Wellington Management seeks long-term total returns above the Russell 1000 Growth Index (before fees and expenses) by investing in stocks of successful, growing companies. Over time, Wellington Management believes that stock prices follow earnings, and companies with superior business models that can sustain above average earnings growth will likely outperform the market. Wellington Management applies in-depth fundamental research in order to identify change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies they evaluate.

Wellington Management's strategies are focused on identifying sustainable growth opportunities by investing in companies that appear well positioned to benefit from long-lasting trends and have structural advantages to maintaining their position. Wellington Management seeks companies with at least one of the following sustainable growth characteristics:

  •  cost advantage: economies-of-scale, low cost producer, superior technology or business model

  •  customer advantage: unique product, market dominance

  •  competitive advantage: barriers to entry, large installed base.

Wellington Management generally sells securities when it has identified more attractive investment opportunities or when its view on the prospects for a given holding have changed.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 53 of the Multi-Class Prospectus and page 55 of the Class P Prospectus is revised by replacing the second and third sentences of the fifth paragraph with the following:

This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. SSgA FM (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000. Marsico assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002. Wellington Management assumed responsibility for managing a separate portion of the fund's assets on June 1, 2007.

The section captioned "Investment advisors and portfolio managers" sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 119 of the Class P Prospectus is revised by replacing the first paragraph in its entirety with the first sentence below and inserting the following two paragraphs below after the third full paragraph in the prospectus section:

Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA FM"), and Wellington Management Company, LLP ("Wellington Management") serve as investment advisors for UBS PACE Large Co Growth Equity Investments.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment advisory firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2006, Wellington Management had investment management authority with respect to approximately $544 billion in assets. Wellington Management has served as the fund's investment advisor since June 1, 2007.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of UBS PACE Large Co Growth Equity Investments allocated to Wellington Management since June 1, 2007. Mr. Shilling joined Wellington Management as an investment professional in 1994.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Growth Equity Investments" on page 10 of the SAI is revised by replacing the second sentence of the first paragraph in its entirety with the following:

Marsico Capital Management, LLC ("MCM"), SSgA Funds Management, Inc. ("SSgA FM") and Wellington Management Company, LLP ("Wellington Management") serve as the fund's investment advisors.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Growth Equity Investments" on page 10 of the SAI is revised by replacing the first sentence of the second paragraph in its entirety with the following:

Wellington Management and MCM each use active stock selection strategies to invest its share of the fund's assets.

The section captioned "Investment advisory arrangements" sub-headed "UBS PACE Large Co Growth Equity Investments" on page 92 of the SAI is revised by replacing the first paragraph in its entirety with the following:

Under the current Advisory Agreements for this fund with Marsico Capital Management, LLC ("MCM"), SSgA Funds Management, Inc. ("SSgA FM") and Wellington Management Company, LLP ("Wellington Management"), UBS Global AM (not the fund) pays each of MCM and Wellington Management a fee in the annual amount of 0.30% and SSgA FM a fee in the amount of 0.15% of the fund's average daily net assets that they manage. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to GE Asset Management Incorporated (a former investment advisor to the fund), MCM and SSgA FM of $2,567,370, $2,007,307, and $1,641,406, respectively. Wellington

Management was not yet serving as an investment advisor to the fund, and thus neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Wellington Management during those periods.

The section captioned "Investment advisory arrangements" sub-headed "UBS PACE Large Co Growth Equity Investments" on page 92 of the SAI is revised by replacing the third paragraph in its entirety with the following:

MCM, a wholly owned indirect subsidiary of Bank of America Corporation, was formed in 1997. Wellington Management is an investment advisory firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. The firm was founded in 1928, and is currently organized as a Massachusetts limited liability partnership.

The heading "UBS PACE Large Co Growth Equity Investments—GE Asset Management Incorporated, Marsico Capital Management, LLC and SSgA Funds Management, Inc." in the "Proxy voting policies and procedures" section on page 121 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP

The section captioned "Proxy voting policies and procedures" is revised by deleting the eight full paragraphs under the sub-heading "GE Asset Management Incorporated" on pages 121-122 of the SAI in their entirety.

The section captioned "Proxy voting policies and procedures" is revised by adding the following after the first full paragraph on page 126 of the SAI:

Wellington Management Company, LLP. The fund has granted to Wellington Management Company, LLP ("Wellington Management") the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The fund's portfolio manager has the authority to determine the final vote for securities held in the fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote, or may determine not to vote, a proxy on behalf of the fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

The heading "UBS PACE Large Co Growth Equity Investments—GE Asset Management Incorporated, Marsico Capital Management and SSgA Funds Management Inc." in the "Portfolio managers" section on page 159 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, SSgA Funds Management Inc. and Wellington Management Company, LLP

The section captioned "Portfolio managers" sub-headed "GE Asset Management Incorporated" beginning on page 159 of the SAI is deleted in its entirety and the following is added after the first full paragraph on page 164 of the SAI:

Wellington Management Company, LLP

Andrew J. Shilling is the portfolio manager responsible for the day-to-day management of the portion of UBS PACE Large Co Growth Equity Investments allocated to Wellington Management. Mr. Shilling joined Wellington Management in 1994. Wellington Management has held its fund responsibilities since June 1, 2007.

The following table provides information related to other accounts managed by Andrew J. Shilling as of January 31, 2007:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	10	40
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$2,694	$1,814	$8,496
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$193	$404

Potential conflicts of interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed accounts programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Andrew J. Shilling is primarily responsible for the day-to-day management of the fund ("Portfolio Manager"), and generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager may make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for the one account may vary from the performance of securities purchased for other accounts.

Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund, depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including primarily compliance with account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. UBS Global AM pays Wellington Management a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Wellington Management and UBS Global AM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund. The following information is as of June 1, 2007, when Wellington Management began managing a portion of the fund.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for Mr. Shilling, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other account managed by the Portfolio Manager. Mr. Shilling's incentive payments relating to the fund are linked to the gross pre-tax performance of the portion of the fund managed by Mr. Shilling compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on the three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. Portfolio-based incentives across all accounts managed by the Portfolio Manager can, and typically do represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Mr. Shilling, as a partner of Wellington Management, is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Shilling is a partner of the firm.

Ownership of fund shares. As of January 31, 2007, Andrew J. Shilling owned no shares of the fund.

II.  UBS PACE Municipal Fixed Income Investments

UBS PACE Municipal Fixed Income Investments has changed its benchmark index from the Lehman Brothers Municipal 5-Year Index to the Lehman Brothers Municipal 3-15 Year Index because UBS Global AM and the investment advisor believe that using the Lehman Brothers Municipal 3-15 Year Index would further help the fund to achieve its investment objective of "high current income exempt from federal income tax."

III.  UBS PACE Small/Medium Co Growth Equity Investments

Effective May 1, 2007, ForstmannLeff LLC, one of the investment advisors to the fund, has changed its name to AG Asset Management LLC.

As a result of this change, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

All references to "ForstmannLeff LLC" in the Multi-Class Prospectus, Class P Prospectus and SAI shall be deemed to refer to AG Asset Management LLC.

IV.  UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments

The Board approved a change to the non-fundamental investment policies of each of these funds, increasing each fund's ability to invest in non-US securities from 10% of its total assets to 20% of its total assets. UBS Global AM views the ability to invest outside the United States as an added source of potential return that is not likely to significantly alter the risk profile of each fund. The 20% limitation will allow each fund to invest to a greater extent in both US-dollar and local currency foreign securities.

As a result of these changes, the funds' prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

The section captioned "Principal investment strategies" on page 44 of the Multi-Class Prospectus and on page 46 of the Class P Prospectus, is revised by replacing the second sentence of the second full paragraph in that section with the following:

The fund may invest up to 20% of its total assets in non-US securities.

The section captioned "Principal investment strategies" on page 50 of the Multi-Class Prospectus and on page 52 of the Class P Prospectus, is revised by replacing the third sentence in the second paragraph with the following:

The fund may invest up to 20% of its total assets in non-US securities.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Value Equity Investments" on page 10 of the SAI is revised by replacing the third sentence in the second paragraph with the following:

The fund may invest up to 20% of its total assets in non-US securities.

Part of the section captioned "The funds and their investment policies" sub-headed "UBS PACE Large Co Growth Equity Investments" that appears on page 11 of the SAI is revised by replacing the second sentence in the first full paragraph with the following:

The fund may invest up to 20% of its total assets in non-US securities.

V.  UBS PACE Global Fixed Income Investments

Susan Swindells has recently resigned from her position as a portfolio manager for Fischer Francis Trees & Watts ("FFTW").

As a result of this change, the fund's prospectuses dated November 30, 2006 are hereby revised as follows:

All references to "Susan Swindells" or "Ms. Swindells" in the Multi-Class Prospectus and Class P Prospectus are hereby deleted in their entirety.